SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2004
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	0-3683 (Commission File Number)	64-0471500 (IRS Employer Identification No.)

248 East Capitol Street
Jackson, MS 39201
(Address, including zip code, of principal executive office)

(601) 208-5111
(Registrant’s telephone number, including area code)

Item 5. Other Events

Trustmark Executive Vice President and Chief Financial Officer, Zach Wasson, will make a presentation to the Mississippi Society of Financial Analysts at the Edison Walthall Hotel in Jackson, Mississippi on Tuesday, May 25, 2004 at 12:00 noon.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,400 associates in Mississippi, Florida, Tennessee and Texas.

Trustmark’s investor contacts are Zach Wasson, Executive Vice President and Chief Financial Officer (601-208-6816), and Joseph Rein, First Vice President (601-208-6898). Trustmark’s media contact is Gray Wiggers, Senior Vice President (601-208-5942).

Item 7. Financial Statements and Exhibits

(c) The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description
99.1	Presentation to the Mississippi Society of Financial Analysts by Zach Wasson on May 25, 2004

Item 9. Regulation FD Disclosure

Attached hereto is the presentation mentioned above to be made by Executive Vice President and Chief Financial Officer Zach Wasson on May 25, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer

Louis E. Greer
Chief Accounting Officer

DATE:	May 25, 2004

EXHIBIT INDEX

99.1	Presentation to the Mississippi Society of Financial Analysts by Zach Wasson on May 25, 2004.